UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 20, 2021

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E., Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 20, 2021, Roanoke Gas Company (“Roanoke”), the utility subsidiary of RGC Resources, Inc. (“Resources”), entered into an unsecured Delayed Draw Term Note in the principal amount of $15,000,000 (the “Note”) with Wells Fargo Bank, N.A. (“Wells Fargo”). Roanoke can draw the funds at any time through October 1, 2021.

The proceeds from this note will be used to finance Roanoke's infrastructure enhancement and replacement projects, as well as to refinance a portion of Roanoke's existing debt. The Note has an interest rate of 1.20% above 30-day SOFR Average per annum with interest paid monthly. The outstanding principal balance of the Note is due on August 20, 2026.

Also, on August 20, 2021, Roanoke executed an interest rate swap agreement for $15,000,000 corresponding to the term of the Note, which effectively converts the variable rate note to a fixed rate instrument with an effective annual interest rate of 2.00%.

In connection with the Note, Roanoke also entered into the Sixth Amendment to Credit Agreement as of August 20, 2021, with Wells Fargo (the "Amendment"), which amends the original Credit Agreement between the parties dated March 31, 2016 and all subsequent amendments. The Amendment aligns the termination date and the maximum principal amount available under the Note and retains all other terms and requirements of prior credit agreements.

The Continuing Guaranty previously entered into by Resources with Wells Fargo remains in effect.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Note, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits.
10.1	Delayed Draw Term Note in the principal amount of $15,000,000 by Roanoke Gas Company with Wells Fargo Bank, N.A. dated as of August 20, 2021
10.2	Sixth Amendment to Credit Agreement by and between Roanoke Gas Company and Wells Fargo Bank, N.A., including Guarantor's Consent and Reaffirmation, dated as of August 20, 2021
10.3	Swap Agreement by and between Roanoke Gas Company and Wells Fargo Bank, N.A., executed on August 20, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: August 26, 2021	By: /s/ Lawrence T. Oliver
Lawrence T. Oliver
Vice President, Interim CFO, Corporate Secretary and Treasurer